UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT TO
SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): November 21, 2019

O’Reilly Automotive, Inc.
(Exact name of registrant as specified in its charter)

Missouri	000-21318	27-4358837
(State or other jurisdiction	Commission file	(I.R.S. Employer
of incorporation or organization)	number	Identification No.)
233 South Patterson Avenue
Springfield, Missouri 65802
(Address of principal executive offices, Zip code)
(417) 862-6708
(Registrant’s telephone number, including area code)
Not applicable
(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class		Trading Symbol(s)	Name of Each Exchange on which Registered
Common Stock	$0.01 par value	ORLY	The NASDAQ Stock Market LLC
(NASDAQ Global Select Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of Securities Act of 1933 (230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (240.12b-2).
☐ Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 8 – Other Events

Item 8.01 – Other Events

On November 21, 2019, Jeff Shaw, Chief Operating Officer and Co-President of O’Reilly Automotive, Inc. (“the Company”), established a plan in accordance with Rule 10b5-1 of the Securities Exchange Act of 1934, as amended, for the trading of the Company’s common stock. The plan provides for option exercises and subsequent sales of specified share amounts at specific market prices, subject to specified limitations. The plan was established for the purpose of facilitating the exercise and subsequent sale of stock options with a ten-year contractual life that are due to expire in December 2022. The plan was established during the Company’s unrestricted trading window and at a time when Mr. Shaw was not in possession of material, non-public information about the Company. Mr. Shaw has informed the Company that he will publicly disclose, as required by federal securities laws, any option exercises and stock sales made under this plan.

On November 26, 2019, Jeremy Fletcher, Senior Vice President of Finance and Controller of the Company, established a plan in accordance with Rule 10b5-1 of the Securities Exchange Act of 1934, as amended, for the trading of the Company’s common stock. The plan provides for option exercises and subsequent sales of specified share amounts at specific market prices, subject to specified limitations. The plan was established for the purpose of facilitating the exercise and subsequent sale of stock options with a ten-year contractual life that are due to expire between March 2021 and March 2023. The plan was established during the Company’s unrestricted trading window and at a time when Mr. Fletcher was not in possession of material, non-public information about the Company. Mr. Fletcher has informed the Company that he will publicly disclose, as required by federal securities laws, any option exercises and stock sales made under this plan.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 26, 2019	O’REILLY AUTOMOTIVE, INC.

	By:	/s/ Thomas McFall
Thomas McFall
Executive Vice President and Chief Financial Officer
(principal financial and accounting officer)